SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

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Rainier Investment Management Mutual Funds

(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Rainier Funds

Rainier Large Cap Equity Fund

Rainier Mid Cap Equity Fund

Rainier Small/Mid Cap Equity Fund

Rainier Balanced Fund

Rainier Intermediate Fixed Income Fund

Rainier High Yield Fund

Rainier International Discovery Fund

601 Union Street, Suite 2801, Seattle, Washington, 98101

(800) 248-6314

Dear Shareholder:

We are writing to let you know that a special meeting of shareholders of Rainier Funds will be held on Wednesday October 24, 2012. The purpose of the meeting is to provide you with the opportunity to vote on the election of two Trustees to the Board of Trustees of the Funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. The proposal has been carefully reviewed by the Board of Trustees. The Trustees, a majority of whom are not affiliated with the Funds’ investment adviser, Rainier Investment Management, Inc. (“Rainier”), are responsible for protecting your interests as a shareholder. The Trustees recommend that you vote FOR the proposal.

The questions and answers on the next two pages are provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you plan to attend the shareholder meeting in person, please RSVP by sending an e-mail to rsvp@rainierfunds.com. Your RSVP is requested, but not required. If you have any questions before you vote, please call Rainier at 1-800-248-6314. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ Melodie B. Zakaluk
Melodie B. Zakaluk Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate that you have placed your trust in us and look forward to helping you achieve your financial goals.

What am I being asked to vote on?

The Board of Trustees of the Rainier Investment Management Mutual Funds (the “Trust”), with the support of Rainier Investment Management, Inc. (“Rainier”), has nominated and recommends that shareholders elect Joan L. Enticknap, a new Trustee, to the Board. In connection with this decision, the Board also has nominated and recommends that shareholders elect Melodie B. Zakaluk, an existing Trustee who was appointed by the other trustees on February 15, 2011 to fill a vacancy and has not previously been elected by the shareholders.

What role does the Board play generally?

The Trustees serve as representatives of the shareholders of each of the Trust’s investment portfolios (the “Funds”). Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees meet throughout the year to review the Funds’ performance, oversee the Funds’ operations, consider policy changes, and review contractual arrangements with companies that provide services to the Funds.

What is the affiliation between the Board and Rainier?

The Board of Trustees currently is composed of three “Independent Trustees” (who are not affiliated with Rainier, its principals or other service providers to the Trust in a way that would render them “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “Investment Company Act”)) and one “Interested Trustee” who is an employee and officer of Rainier. Following the elections and retirement of Trustees described in the Proxy Statement, the Trust would continue to have three Independent Trustees and one Interested Trustee serving on the Board.

Would the Trustees that currently oversee my Funds change?

Yes, John W. Ferris, an Independent Trustee, will retire from the Board once a new Independent Trustee is elected by the shareholders of the Trust. As described in the

Q&A

proxy statement, the Board of Trustees has nominated Joan L. Enticknap to serve as a Trustee, subject to election by shareholders. No other Trustees would change.

Why am I being asked to elect two Trustees?

We are nominating two Trustees for election pursuant to the requirements of the Investment Company Act, which requires that no Trustee be appointed to the Board of Trustees by the Trustees unless at least two-thirds of the Trustees of the Trust have been elected by the shareholders of the Trust. The Trustees are not currently in a position to appoint Ms. Enticknap to the Board; only 50% of the Trustees would have been elected by the shareholders upon Mr. Ferris’ retirement if Ms. Enticknap were appointed by the Trustees without a shareholder election. The Trustees believe it appropriate to nominate Ms. Zakaluk for election by shareholders as well, given the need to solicit shareholders to elect Ms. Enticknap.

What are the qualifications of Mmes. Enticknap and Zakaluk?

Ms. Enticknap has many years of service with various commercial and community organizations. She has been a senior executive and dedicated community leader with a comprehensive background in finance, administration, and commercial and consumer banking.

Ms. Zakaluk is the Chief Operating Officer and a shareholder of Rainier Investment Management, Inc. She also serves as President and Chief Executive Officer, Chief Financial Officer and Treasurer of the Trust. Ms. Zakaluk has an intimate knowledge of Rainier’s products, operations, personnel and financial resources.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details fees that have been paid to the Independent Trustees, in the proxy statement. The Interested Trustee is not compensated by the Trust for her service.

Has the Funds’ Board of Trustees approved the proposal?

The Board of Trustees has nominated Mmes. Enticknap and Zakaluk to serve as Trustees, subject to election by shareholders, and recommends that shareholders elect both nominees.

Q&A

Who is D.F. King & Co., Inc.?

D.F. King & Co., Inc. is a third party proxy vendor that the Trust has retained to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached – which currently is 40% of the shares entitled to vote in person or by proxy at the shareholder meeting. If a quorum is not attained, the meeting must adjourn to a future date. Rainier and Trustee officers and representatives may attempt to reach shareholders through one or more mailings to remind them to cast their votes. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Trust and allocated among the Funds in relation to their relative assets.

How many votes am I entitled to cast?

On each proposal you are entitled to one vote for each whole share of each Fund you hold as of the close of business on the record date, and a proportionate fractional vote for each fractional share you hold on that date. The record date is July 31, 2012.

How do I vote my shares?

You can vote your shares in any one of the following ways:

¡	complete and sign the enclosed proxy card(s) and mail it in the enclosed postage-paid envelope;
¡	vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and follow the recorded instructions;
¡	vote through the internet by visiting the website indicated on your proxy card and follow the on-line instructions; or
¡

vote in person by attending the shareholder meeting on October 24, 2012. If you plan to attend the shareholder meeting in person, please RSVP by sending an e-mail to rsvp@rainierfunds.com. Your RSVP is requested, but not required.

Q&A

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Rainier at
1-800-248-6314.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

RAINIER FUNDS

601 Union Street, Suite 2801, Seattle, Washington, 98101

Q&A

Rainier Funds

Rainier Large Cap Equity Fund

Rainier Mid Cap Equity Fund

Rainier Small/Mid Cap Equity Fund

Rainier Balanced Fund

Rainier Intermediate Fixed Income Fund

Rainier High Yield Fund

Rainier International Discovery Fund

601 Union Street, Suite 2801, Seattle, Washington, 98101

(800) 248-6314

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of the Rainier Investment Management Mutual Funds (the “Trust”) will be held at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington, 98101 on Wednesday, October 24, 2012, at 10:00 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal Description:

To elect two Trustees to the Board of Trustees of the Trust.

The Board of Trustees has fixed the close of business on Tuesday, July 31, 2012 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

/s/ Melodie B. Zakaluk Melodie B. Zakaluk, Chief Executive Officer

August 24, 2012

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

Rainier Funds

Rainier Large Cap Equity Fund

Rainier Mid Cap Equity Fund

Rainier Small/Mid Cap Equity Fund

Rainier Balanced Fund

Rainier Intermediate Fixed Income Fund

Rainier High Yield Fund

Rainier International Discovery Fund

601 Union Street, Suite 2801, Seattle, Washington, 98101

(800) 248-6314

TO BE HELD ON OCTOBER 24, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the Rainier Investment Management Mutual Funds (the “Trust”) to be used at the special meeting of shareholders of the Trust and at any adjournments thereof (the “Meeting”), to be held on Monday, October 24, 2012 at 10:00 a.m. Pacific time at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington, 98101.

The Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal Description

To elect two Trustees to the Board of Trustees of the Trust.

The solicitation is being made primarily by the mailing of a notice to shareholders on or about August 24, 2012, informing shareholders that an electronic version of the Notice of Special Meeting of Shareholders, this proxy statement and the enclosed proxy card are available at the website www.kingproxy.com/rainier. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust. The Trust also may arrange to have votes recorded by telephone.

Proxy Statement	1

If the Trust records votes by telephone or through the internet, it will use procedures reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Trust. It is anticipated that engaging D.F. King &Co. to act as a solicitor will cost approximately $20,000. The principal business address of the Trust and Rainier is 601 Union Street, Suite 2801, Seattle, Washington 98101.

If you execute and return the enclosed proxy, or vote by internet or telephone, you may nevertheless revoke your vote at any time before it is used, by written notification to the Trust, executing a later-dated proxy, by delivering a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the election of the Trustees. All shares that are voted and all votes to WITHHOLD will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 40% of the shares entitled to vote in person or by proxy at the shareholder meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons

Proxy Statement	2

named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote to WITHHOLD authority to elect trustees.

Appendix A to this Proxy Statement shows the number of shares of the Trust, and each class of shares of each investment portfolio thereof (each a “Fund”) that are issued and outstanding as of July 31, 2012. Substantial (5% or more) record and/or beneficial ownership of each class of shares of each Fund on July 31, 2012, to the knowledge of the Trust, is detailed in Appendix A. Other than as disclosed in Appendix A, to the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any share class of any Fund on that date.

Shareholders of record of the Trust at the close of business on July 31, 2012 will be entitled to vote at the Meeting. Each whole share you hold as of the close of business on the record date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

For a free copy of the Trust’s latest annual and/or semiannual reports, contact Rainier at 1-800-248-6314, visit the Funds’ website at www.rainierfunds.com or write to Rainier Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement	3

PROPOSAL:             TO ELECT TWO TRUSTEES

The Board of Trustees recommends that shareholders elect Joan L. Enticknap and Melodie B. Zakaluk to serve as Trustees of the Trust, each until her successor is duly elected and qualified.

As indicated under “Trustees and Officers” below, the Board has three “Independent Trustees.” James E. Diamond, Jr., John W. Ferris and

Gary L. Sundem are Independent Trustees, generally meaning that they are not affiliated with Rainier, its principals, or other service providers to the Trust in a manner that would render them “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (“Investment Company Act”). Mr. Ferris has expressed an intention to retire as Trustee in light of his reaching the retirement age for Trustees, and agreed to remain a Trustee through the process of identifying candidates for a new Independent Trustee, selecting and nominating the candidate deemed most desirable for the role by the Independent Trustees, and conducting the process necessary for Ms. Enticknap, the Board of Trustees’ nominee, to be elected by shareholders.

Ms. Zakaluk was appointed by the Board as a trustee of the Trust in February 2011, when she also became President and Chief Executive Officer of the Trust, to fill a vacancy on the Board at that time for an Interested Trustee. Because Ms. Zakaluk is employed by, and serves as the Chief Operating Officer of, Rainier Investment Management, Inc. (“Rainier”), Ms. Zakaluk’s position as a trustee of the Trust is considered to be as an “Interested Trustee” for purposes of the Investment Company Act. Ms. Zakaluk has served as the Chief Operating Officer of the Trust from 2008 to present, and previously served as a Managing Director of Russell Investment Group, from 1995 to 2008. Ms. Zakaluk has served as Chief Financial Officer and Treasurer of the Trust since September 2010.

Since shortly after the inception of the Trust in the mid-1990s, the Board of Trustees has consisted of three Independent Trustees and one Interested Trustee. The Board believes that having one Interested Trustee and three Independent Trustees has been effective in providing oversight of the Funds and proposes to continue this structure. As indicated under “Trustees and Officers” below, Ms. Enticknap has considerable business experience. The Trustees expect that the environment of strong governance of the Trust and protection of the interests of Trust shareholders will continue with the addition of Ms. Enticknap as an Independent Trustee and the continuation of Ms. Zakaluk as an Interested Trustee.

Proxy Statement	4

The current members of the Board do not currently have the power to appoint Ms. Enticknap as a new Trustee without the approval of the shareholders of the Trust. The Investment Company Act provides that any new Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Because Ms. Zakaluk was appointed as a Trustee by the Trustees, the appointment of Ms. Enticknap and resignation of Mr. Ferris would result in only 50% of the Board having been elected by the shareholders of the Trust.

Vote Required

In the election of a new trustee, the nominee for a position receiving the highest number of votes cast at the Meeting (without regard to Fund) will be elected, provided a quorum is present (a quorum is 40% of the outstanding voting shares). Ms. Enticknap and Ms. Zakaluk have each indicated that she is able and willing to serve as Trustee if elected. If for any reason either one becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise. If shareholders do not elect Ms. Enticknap, she would not be able to join the Board of Trustees unless the shareholders elect Ms. Zakaluk and the Board of Trustees then appoints Ms. Enticknap to fill the vacancy from the retirement of Mr. Ferris. If shareholders do not elect Ms. Zakaluk, she would continue on the Board of Trustees as an Interested Trustee, but would not be considered to have been elected by shareholders for purposes of the Investment Company Act, meaning that no other new Trustee could be added without first being elected by shareholders.

The Board recommends that the shareholders elect each of Joan L. Enticknap and Melodie B. Zakaluk as a trustee.

Proxy Statement	5

TRUSTEES AND OFFICERS

Information regarding the current Trustees, the nominees for election as Trustees, and the executive officers of the Trust is set forth below. Each Trustee holds office until the Trust is terminated unless he or she resigns or is removed. Any Trustee may resign at any time, and may be removed with or without cause by the vote of the holders of two-thirds of the outstanding share of the Trust or two-thirds of the other Trustees. Each officer serves until he or she resigns or is removed by the Board of Trustees.

The Current Board of Trustees

Currently, there are three Independent Trustees or “disinterested” Trustees within the meaning of the Investment Company Act.

Independent Trustees

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	Since March 1994	President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), 2003 to present.	Seven	None
John W. Ferris 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1940	Trustee	Since March 1995	Consultant to international companies from 1998 to present.	Seven	None

Proxy Statement	6

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee	Since March 1994	Professor of Accounting Emeritus, University of Washington from 2008 to present; Professor of Accounting; University of Washington from 1971 to 2008.	Seven	None

*Trustees and officers of the Fund serve until their resignation, removal or retirement.

(1) The “Fund Complex” includes any funds, series of funds, or trusts that share the same adviser that hold themselves out to investors as related companies.

Currently, there is one Interested Trustee within the meaning of the Investment Company Act, who is also a nominee for election by shareholders as a Trustee.

Interested Trustee(1)

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee (2)	Other Directorships Held by Nominee During Past 5 Years
Melodie B. Zakaluk 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1965	Trustee, CEO and President. CFO and Treasurer	Since February 2011 Since September 2010	Managing Director, Russell Investment Group from 1995 to 2008. Chief Operating Officer of the Investment Adviser from 2008 to present.	Seven	None

Proxy Statement	7

*Trustees and officers of the Fund serve until their resignation, removal or retirement.

(1) Ms. Zakaluk is an “interested person” of the Trust, as defined by the 1940 Act, because of her employment with and ownership of securities of Rainier Investment Management, Inc., the investment adviser to the Trust.

(2) The “Fund Complex” includes any funds, series of funds, or trusts that share the same adviser or that hold themselves out to investors as related companies.

Nominee for Independent Trustee

Name Address, and Age	Position Held	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee(1)	Other Directorships Held by Nominee
Joan L. Enticknap 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1950	None	Board Member, President and Chief Operating Officer of HomeStreet Bank, 2001-2010. Strategic Initiatives Manager, HomeStreet Bank, 2010-present.	None	None

(1) The “Fund Complex” includes any funds, series of funds, or trusts that share the same adviser or that hold themselves out to investors as related companies.

Officers. The table below sets forth certain information about each of the Trust’s executive officers.

Name Address, and Age	Position Held	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	Since January 1994	Senior Equity Portfolio Manager of the Investment Adviser since 1991.	N/A	N/A

Proxy Statement	8

Name Address, and Age	Position Held	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of the Investment Adviser since 1991.	N/A	N/A
Peter M. Musser 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of the Investment Adviser since 1991.	N/A	N/A
Melodie Zakaluk 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1965	President and Chief Executive Officer. Chief Financial Officer and Treasurer	Since February 2011 Since September 2010	Managing Director, Russell Investment Group from 1995 to 2008. Chief Operating Officer of the Investment Adviser since 2008.	N/A	N/A
Lisa M. Thenell 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer	Since January 2008	Compliance Supervisor of the Adviser from 2003 to 2008. Chief Compliance Officer of the Investment Adviser since 2008.	N/A	N/A

Proxy Statement	9

Name Address, and Age	Position Held	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Christopher E. Kashmerick 2020 East Financial Way, Suite 100 Glendora, CA 91741 Born 1974	Secretary	Since November 2011	Vice President, U.S. Bancorp Fund Services, LLC, from June 2011 to present; formerly, Vice President of Fund Accounting, Financial and Tax Reporting, Huntington Asset Services, Inc. from April 2008 to June 2011; Assistant Vice President, Compliance Officer and Compliance Administrator, U.S. Bancorp Fund Services, LLC from February 2005 to April 2008.	N/A	N/A

Proxy Statement	10

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser, the portfolio managers, the distributor, administrator, custodian, and transfer agent, each of whom is discussed in greater detail in the Funds’ Statement of Additional Information. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and Portfolio Managers report on the performance of the Trust’s Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with management in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating Committee and a Fair Value Committee, which are discussed in greater detail under “Committees” below. Currently, 75% of the members of the Board are Independent Trustees, and the Audit, Nominating and Fair Value Committees are comprised entirely of Independent Trustees. The Board does not have a lead Independent Trustee because the Independent Trustees prefer that they remain equally involved in Board matters and having only three Independent Trustees makes communication among them efficient. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. The Board has also determined that the active involvement of all the Independent Trustees in Board matters and the function and composition of the Audit Committee are appropriate.

Proxy Statement	11

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board reviews compliance reports from the Chief Compliance Officer as well as the Trust’s administrator, and engages in discussions with each of them as necessary, in its oversight of compliance activities affecting the Trust. By way of further example, the Independent Trustees ask for reports and engage in discussions with personnel of Rainier as necessary to review other types of risks, such as business continuity risk or investment risk. The Audit Committee also meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. Not all risks that may affect the Trust or a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Investment Adviser, its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Trustees has served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Independent Trustees annually conduct a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the previous charts, below is certain additional information concerning each particular Trustee and certain of their Trustee attributes. The information provided below, and in the chart above, is

Proxy Statement	12

not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, and manage people and problems or to develop solutions. In conducting its annual self-assessment, the Trustees have determined that they have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Ms. Zakaluk’s Trustee attributes include her position as the Chief Operating Officer and a shareholder of Rainier. She also serves as President and Chief Executive Officer, Chief Financial Officer and Treasurer of the Trust. Ms. Zakaluk has an intimate knowledge of Rainier’s products, operations, personnel and financial resources. Her position of influence and responsibility with Rainier, in addition to her knowledge of the firm has been determined to be valuable by the Board in its oversight of the Trust. Ms. Zakaluk also has many years of experience in the investment advisory business both with Rainier and with a large advisory organization before joining Rainier, including experience with mutual funds, their boards and distributors.

Mr. Diamond’s Trustee attributes include his many years of experience with the Board, as well as his many years of banking industry, financial and other business experience in executive and management positions.

Mr. Ferris’s Trustee attributes include his many years of experience with the Board, as well as his many years of experience with international business organizations and a major international accounting firm.

Mr. Sundem’s Trustee attributes include his many years of experience with the Board, as well as his many years of distinguished academic positions with a prominent university and his specialized accounting and finance expertise.

Ms. Enticknap’s Trustee attributes include many years of board service with various commercial and community organizations. She has also been a senior executive and dedicated community leader with a comprehensive background in finance, administration and commercial and consumer banking. Her extensive and broad business experience includes leading diverse functional areas including finance, sales, technology, facilities management and commercial and retail bank operations and compliance.

Proxy Statement	13

Board Meetings and Committees

The Board met five times during the Trust’s most recent fiscal year ended March 31, 2012. The Trustees currently expect to continue to meet at least four times a year at regularly scheduled meetings. The Board has three standing committees: the Audit Committee, the Nominating Committee and the Fair Value Committee.

Audit Committee. The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and internal controls, the quality and objectivity of the Trust’s financial statements, and the annual audit of its financial statements. The Committee also acts as the Trust’s “qualified legal compliance committee.” The Audit Committee is comprised of the three Independent Trustees – James E. Diamond, Jr., John W. Ferris and Gary L. Sundem. Mr. Sundem serves as the Trust’s “audit committee financial expert.” The Audit Committee met twice during the Funds’ fiscal year ended March 31, 2012.

Nominating Committee. The Board of Trustees has a Nominating Committee which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee is currently comprised of James E. Diamond, Jr. and Gary L. Sundem. The Nominating Committee meets as needed, and did not meet during the Funds’ fiscal year ended March 31, 2012 (but met subsequently in connection with the nomination of Ms. Enticknap as Trustee).

The Nominating Committee will consider any nominee recommended by a shareholder or shareholder group if the shareholder or shareholder group (1) has owned more than 5% of the Trust’s shares eligible to vote for at least two years at the time of submission of the nominee and at the time of the election, and (2) would not be required to report beneficial ownership of such shares on Schedule 13G under the Securities Exchange Act of 1934 (the “1934 Act”) if such report were required. Such a nomination must be submitted in writing to the Secretary of the Trust at its address specified at the beginning of this proxy statement, and must include the shareholder’s contact information, information substantiating satisfaction of the nomination requirements, the nominee’s contact information and number of shares owned, the information about the nominee that would be required to be disclosed in a solicitation of proxies for the election of a trustee pursuant to Regulation 14A under the 1934 Act, and a notarized letter executed by the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement if so designated by the Nominating Committee and the Board.

Proxy Statement	14

The Nominating Committee believes that a person recommended by the Committee as a nominee must have a reputation for integrity; the ability to apply good business sense, with appreciation for the role of the Board; the ability to work with other Trustees as a team; the ability to balance critical thinking with avoidance of unnecessary confrontation; the ability to commit the time necessary to serve on the Board; personal and financial independence from management of the Trust; and no record of felony convictions or of any misdemeanor conviction involving the purchase or sale of a security. In addition, no such person may cause the Trust to violate any applicable law, rule, regulation or regulatory interpretation; the Trust’s organization documents; or any general policy adopted by the Board regarding retirement age or the percentage of the Board comprised of Independent Trustees.

In evaluating potential nominees, the Committee seeks a mix of skills on the Board, taking into account matters such as current or past membership on the board of a registered investment company; board or executive positions with a money management organization, broker-dealer organization, or other financial, technology or marketing organization; board or financial positions with a substantial publicly-held business organization; an accounting or legal position with any such business; or an academic background and specialty in areas relevant to any such business. The Committee also seeks to ensure a mix of generations and diversity of personal backgrounds on the Board.

The Nominating Committee does not have a formal process for identifying nominees, but relies on personal contacts and candidates brought to its attention by others in response to its inquiries at the time it determines to consider nominees. The Committee’s evaluation of nominees is based on information obtained from personal references, in-person interviews, and the Committee’s discussion of the various factors described above.

Fair Value Committee. The Board of Trustees has a Fair Value Committee which is responsible for monitoring and reviewing the pricing methodologies utilized by the Investment Adviser to whom they have delegated daily pricing and fair valuation decisions. The Fair Value Committee is comprised of the three Independent Trustees — James E. Diamond Jr., John W. Ferris and Gary L. Sundem. The Fair Value Committee met three times during the Funds’ fiscal year ended March 31, 2012.

Proxy Statement	15

Ownership of Securities

The tables below set forth the extent of each Trustee’s and nominee’s beneficial interest in shares of the series of the Trust (“Funds”) as of December 31, 2011. For purposes of this table, “beneficial interest” includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family. For purposes of this table, “A” means none, “B” means $1-$10,000, “C” means $10,001-$50,000, “D” means $50,001-$100,000, and “E” means over $100,000.

Current Trustees

Trustee Ownership of Securities	James E. Diamond, Jr. Independent Trustee	John W. Ferris Independent Trustee	Gary L. Sundem Independent Trustee	Melodie B. Zakaluk, Nominee Interested Trustee
Rainier Large Cap Equity Fund	D	A	D	C
Rainier Mid Cap Equity Fund	D	A	A	A
Rainier Small/Mid Cap Equity Fund	D	A	E	B
Rainier Balanced Fund	A	A	A	A
Rainier Intermediate Fixed Income Fund	A	E	D	C
Rainier High Yield Fund	A	A	A	A
Rainier International Discovery Fund	A	A	A	A
Aggregate Dollar Range of Equity Securities In All Funds Overseen by the Trustee in Fund Complex	E	E	E	D

Nominee for Independent Trustee

Nominee’s Ownership of Securities	Joan L. Enticknap Nominee Independent Trustee
Rainier Large Cap Equity Fund	A
Rainier Mid Cap Equity Fund	A
Rainier Small/Mid Cap Equity Fund	A

Proxy Statement	16

Nominee’s Ownership of Securities	Joan L. Enticknap Nominee Independent Trustee
Rainier Balanced Fund	A
Rainier Intermediate Fixed Income Fund	A
Rainier High Yield Fund	A
Rainier International Discovery Fund	A
Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	A

As of June 30, 2012, the current Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds.

Trustee Compensation

The officers of the Trust and the Trustees who are considered “interested persons” of the Trust receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or principals of the Adviser may receive remuneration indirectly because the Adviser receives a management fee from the Funds. The Trustees who are not affiliated with the Adviser each receive an annual retainer of $54,000 plus $5,000 per meeting. Such Trustees also are reimbursed for any expenses incurred in attending meetings. The aggregate compensation paid by each Fund of the Trust to each of the Trustees during the fiscal year ended March 31, 2012 is set forth below:

Aggregate Compensation Paid from the Funds

Independent Trustees

Name of Trustee	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund*	Deferred Compensation Accrued as Part of Trust Expenses(1)	Total Compensation from Trust Complex(2)
James E. Diamond, Jr.	$15,934	$11,476	$36,503	$868	$1,470	$249	$0	$48,000	$18,500
Gary L. Sundem	$15,934	$11,476	$36,503	$868	$1,470	$249	$0	$0	$66,500
John W. Ferris	$15,934	$11,476	$36,503	$868	$1,470	$249	$0	$0	$66,500

Proxy Statement	17

Nominee for Independent Trustee

Name of Trustee	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund*	Deferred Compensation Accrued as Part of Trust Expenses(1)	Total Compensation from Trust Complex(2)
Joan L. Enticknap	None	None	None	None	None	None	None	None	None

Nominee for Interested Trustee

Name of Trustee	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund*	Deferred Compensation Accrued as Part of Trust Expenses(1)	Total Compensation from Trust Complex(2)
Melodie B. Zakaluk	None	None	None	None	None	None	None	None	None
*	The International Discovery Fund recently commenced operations on March 28, 2012 and therefore did not pay any compensation to the Trustees during the fiscal year ended March 31, 2012.
(1)	Deferred Compensation Accrued as Part of Trust Expenses reflects the total compensation from the Trust Complex that was earned during the fiscal year ended March 31, 2012 that has been deferred and will be paid to the Trustee at a later date.
(2)	Total Compensation from Trust Complex reflects the total amounts paid out of the Trust’s six portfolios that were effective during the fiscal year ended March 31, 2012.

The Funds do not maintain pension or retirement plans for Trustees. Some of the Independent Trustees receive their compensation through a deferred compensation plan.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in “The Current Board of Trustees” above.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust has engaged Deloitte & Touche, LLP (“D&T”) to perform audit services, audit-related services, tax services and other services for the year ended March 31, 2013. D&T has provided auditing services since 2009. Prior to the 2009 fiscal year, the Trust’s financial statements were audited by another

Proxy Statement	18

independent registered public accounting firm. “Audit services” refers to performing an audit of the Trust’s annual financial statements or services that are normally provided by the Trust’s accountant in connection with the Trust’s statutory and regulatory filings or engagements. “Audit-related services” refers to assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the Trust’s audit. “Tax services” refers to professional services rendered to the Trust by its principal accountant for tax compliance, tax advice, and tax planning. During the Trust’s last two fiscal years, the Trust’s independent registered public accounting firm performed no “Other services” for the Trust. The following table shows the aggregate fees billed or expected to be billed for each of the Trust’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the independent registered public accounting firm.

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$140,280	$126,000
Audit-Related Fees	None	None
Tax Fees	$20,000	$18,000
All Other Fees	None	None

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services provided to the Trust, including services provided to any entity affiliated with the Trust that provides ongoing services to the Trust. All of D&T’s services in auditing the Trust’s financial statements were performed by full-time permanent employees of D&T.

No non-audit fees were billed or are expected to be billed by D&T, for the Trust’s last two fiscal years, for services to Rainier or any entity affiliated with the Trust that provides ongoing services to the Trust.

Representatives of D&T will not be present at the Meeting.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, 601 Union Street, Suite 2801, Seattle, Washington, 98101. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Proxy Statement	19

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

The Trust’s principal underwriter is Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, and the administrator is U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora,

CA 91741.

Proxy Statement	20

APPENDIX A

Voting Securities and Principal Shareholders

Shareholders of each of the Funds at the close of business on July 31, 2012, will be entitled to be present and vote at the Meeting. As of that date, the Trust as a whole had 129,212,131 shares outstanding, and the following numbers of shares of each class of each Fund were outstanding:

Shares Outstanding and Entitled to Vote

Fund	Original Shares	Institutional Shares	Total Shares Outstanding
Rainier Large Cap Equity Fund	10,242,827	19,934,654	30,177,481
Rainier Mid Cap Equity Fund	5,273,448	16,097,119	21,370,567
Rainier Small/Mid Cap Equity Fund	32,812,342	30,117,782	62,930,124
Rainier Balanced Fund	648,548	1,805,735	2,454,223
Rainier Intermediate Fixed Income Fund	7,985,365	N/A	7,985,365
Rainier High Yield Fund	1	3,145,844	3,145,845
Rainier International Discovery Fund	N/A	1,148,526	1,148,526

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of July 31, 2012, the following shareholders were considered either a control person or principal shareholder of a Fund:

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
Large Cap Equity Fund – Original Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Omnibus Reconciliation 200 Liberty St. New York, NY 10281-1003	12.4%

Appendix A - 1

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	9.5%

Large Cap Equity Fund – Institutional Shares	Edward Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3009	20.5%

	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	9.8%

	Colorado Officials & EE Ret Assoc CCOERA 401A & 457 Plans 8515 Orchard Road RT2 Greenwood Village, CO 80111-5002	6.6%

	National Financial Services LLC For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty St. New York, NY 10281-1003	5.7%

Mid Cap Equity Fund – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	15.8%

Appendix A - 2

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
Mid Cap Equity Fund – Institutional Shares	Wells Fargo Advisors Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523	22.1%

	Edward Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3009	14.5%

	National Financial Services For the Exclusive Benefit of our Customers Attn: Omnibus Reconciliation 200 Liberty Street New York, NY 10281-1003	11.9%

	LPL Financial 9785 Towne Centre Dr San Diego, CA 92121-1968	7.9%

Small/Mid Cap Equity Fund – Original Shares	National Financial Services LLC For Exclusive Benefit of our Customers Attn Omnibus Reconciliation 1 World Financial Center New York, NY 10281-1003	17.0%

	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	12.2%

Appendix A - 3

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
	ICMA Retirement Services VantageTrust – NAV 777 N. Capitol St. NE Suite 600 Washington DC 20002-4290	6.5%

Small/Mid Cap Equity Fund – Institutional Shares	National Financial Services For the Exclusive Benefit of our Customers Attn: Omnibus Reconciliation 200 Liberty Street New York, NY 10281-1003	12.9%

	Edward Jones & Co., Inc. Attn: Mutual Fund Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3009	10.3%

	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	5.8%

Balanced Fund – Original Shares	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	14.4%

Balanced Fund – Institutional Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Omnibus Reconciliation 1 World Financial Ctr. New York, NY 10281-1003	24.2%

Appendix A - 4

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
	University Prep Endowment Fund 8000 25th Avenue NE Seattle, WA 98115-4627	15.7%

	Board of Trustees Allied Metal Crafts Pension Trust P.O. Box 34203 Seattle, WA 98124-1203	15.1%

	University Prep Endowment Reservest Fund 8000 25th Avenue NE Seattle, WA 98115-4627	7.9%

Intermediate Fixed Income Fund – Original Shares	Washington Trust Bank Health & Welfare Trust c/o M&I Trust Co. N.A. Attn: MF 11270 W. Park Place, Suite 400 Milwaukee, WI 53224-3638	16.3%

	Northern California Bakery Drivers Security Fund 221 Main St., Ste. 250 San Francisco, CA 94105-1956	15.0%

	Northwest Sheet Metal Workers Health Care Trust PO Box 5433 Spokane, WA 99205-0433	12.7%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Omnibus Reconciliation 1 World Financial Ctr. New York, NY 10281-1003	7.6%

Appendix A - 5

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
	Charles Schwab & Co. Inc. Special Custody Account for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	6.5%

	Northwest Roofers & Employers Health & Security Trust Fund Attn: Michael Hendrickson P.O. Box 34203 Seattle, WA 98124-1203	6.2%

	Portland School District #1 Health & Welfare Trust Attn Ms Pati Piro-Bosley 7600 SW Mohawk Street Tualatin, OR 97062-8121	5.4%

	Machinist Health & Welfare Trust Welfare & Pension Administration Attn Michael Hendrickson PO Box 34203 Seattle, WA 98124-1203	5.2%

	Southern California Bakery & Confectionary Union Industry Welfare Fund 221 Main Street Suite 250 San Francisco, CA 94105-1956	5.0%

High Yield Fund-Original Shares	Rainier Investment Management, Inc. Attn: Elaine Sivey 601 Union Street Ste 2801 Seattle, WA 98109-4053	100%

High Yield Fund – Institutional Shares	James Margard & Elizabeth Margard C/O Rainier Investment Management, Inc. 601 Union Street Ste 2801 Seattle, WA 98109-4053	23.3%

Appendix A - 6

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
	SEI Private Trust Co C/O Union Bank Attn Mutual Fund Admin 1 Freedom Valley Drive Oaks, PA 19456-9989	20.9%

	Northwest Laborers Employers Health & Security Trust 201 Queen Anne Ave N Ste 100 Seattle, WA 98109-4824	20.5%

	Rainier Investment Management, Inc. Attn: Elaine Sivey 601 Union Street Ste 2801 Seattle, WA 98109-4053	7.7%

	Northern California Bakery Drivers Security Fund 221 Main St., Ste. 250 San Francisco, CA 94105-1956	7.0%

	Mark H Dawson & Christina Dawson C/O Rainier Investment Management, Inc. 601 Union Street Ste 2801 Seattle, WA 98109-4053	7.0%

International Discovery Fund – Institutional Shares	James Margard & Elizabeth Margard C/O Rainier Investment Management, Inc. 601 Union Street Ste 2801 Seattle, WA 98109-4053	30.5%

	Rainier Investment Management, Inc. Attn: Elaine Sivey 601 Union Street Ste 2801 Seattle, WA 98109-4053	25.6%

Appendix A - 7

Fund/Class	Shareholder Name & Address	% held as of July 31, 2012
	Peter M. Musser C/O Rainier Investment Management, Inc. 601 Union Street Ste 2801 Seattle, WA 98109-4053	10.9%

	Mark H Dawson & Christina Dawson C/O Rainier Investment Management, Inc. 601 Union Street Ste 2801 Seattle, WA 98109-4053	6.5%

Legal Proceedings

There are no material proceedings to which any Trustee, Officer or affiliate of the Funds, any owner of record or beneficially of more than five percent of any class of voting securities of the Funds, or any associate of any such Trustee, Officer, affiliate of the registrant, or security holder is a party adverse to the Funds or has a material interest adverse to the Funds.

Appendix A - 8

PROXY TABULATOR	Vote this proxy card TODAY!
P.O. BOX 859232 BRAINTREE, MA 02185-9232	Your prompt response will save the expense of additional mailings

	CALL:	To vote by phone call toll-free 1-800-966-6871 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/rainier and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

FUND NAME PRINTS HERE		SPECIAL MEETING OF SHAREHOLDERS OCTOBER 24, 2012 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints as proxies Mark H. Dawson, Peter M. Musser and Lisa M. Thenell, and each of them, with full power of substitution and revocation, to vote all shares of the undersigned of the Trust at the Special Meeting of Shareholders to be held at 10:00 a.m. Pacific time, on Wednesday, October 24, 2012, at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington, 98101 and at any and all adjournment(s) or postponement(s) thereof (the “Meeting”) with all the power the undersigned would have if personally present. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

PLEASE VOTE, SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

Note: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporation or partnership proxies should be signed by an authorized person indicating the person’s title.

RIM01-PXC-Front 1.02

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees

1. To elect two Trustees to the Board of Trustees of the Trust: (01) Joan L. Enticknap (02) Melodie B. Zakaluk	☐	☐

(Instruction: to withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN AND DATE ON REVERSE SIDE

RIM01-PXC-Back 1.01